                                 Securities Act of 1933 File No. 333-__________

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                         -----------------------------

                                   FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2)  [X]

                            STERLING TRUST COMPANY
             (Exact name of trustee as specified in its charter)

                                     TEXAS
  (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                  76-0115756
                   (I.R.S. Employer Identification Number)

                       7901 FISH POND ROAD, WACO, TEXAS
                   (Address of principal executive offices)

                                     76710
                                   (Zip code)

                             PAUL E. SKRETNY, CEO
                             7901 FISH POND ROAD
                              WACO, TEXAS  76710
                                (254) 751-1505
           (Name, address and telephone number of agent for service)

                       SOVEREIGN CREDIT FINANCE II, INC.
              (Exact name of obligor as specified in its charter)

                                     TEXAS
        (State or other jurisdiction of incorporation or organization)

                                  75-2728381
                   (I.R.S. Employer Identification Number)

            4015 BELTLINE ROAD, BUILDING B, DALLAS, TEXAS
               (Address of principal executive offices)

                                     75244
                                   (Zip code)

                       11% NOTES DUE FEBRUARY 15, 2002
                       (Title of indenture securities)

  The application relates to all of the securities registered pursuant to the delayed offering registration statement.

ITEM 1.  GENERAL INFORMATION

(a) Sterling Trust Company (the Trustee ) is subject to the examining or supervisory authority of the following authorities:

         Texas Department of Banking

(b)      The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

Sovereign Credit Finance II, Inc. (the "Obligor"), is not affiliated with the Trustee.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

As of October 15, 1997,  the Trustee has no outstanding voting securities.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

The Trustee is not a trustee under any other indenture under which any other securities, or certificates of interest or participation in any other securities, of the Obligor are outstanding.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

Neither the Trustee, nor any of the directors or executive officers of the Trustee is a director, officer, partner, employee, appointee, or representative of the Obligor or of any underwriter for the Obligor.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
         OFFICIALS.

As of October 15, 1997, neither the Obligor, nor any of its directors, partners or executive officers beneficially owned any voting securities of the Trustee.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE UNDERWRITERS OR THEIR OFFICIALS.

As of October 15, 1997, no underwriter for the Obligor, nor any director, partner or executive officer of any such underwriter, beneficially owned any voting securities of the Trustee.

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

As of October 15, 1997, the Trustee did not beneficially own any securities of the Obligor, nor did the Trustee hold any such securities as collateral security for obligations in default.

ITEM 9.  SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

As of October 15, 1997, the Trustee did not beneficially own any securities of any underwriter for the Obligor, nor did the Trustee hold any such securities as collateral security for obligations in default.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

As of October 15, 1997, the Trustee did not beneficially own or hold as collateral security for any obligations in default any voting securities of any person who, to the Trustee's knowledge, (l) owned 10% or more of the voting securities of the Obligor, or (2) is an affiliate, other than a subsidiary, of the Obligor.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

As of October 15, 1997, the Trustee did not beneficially own or hold as collateral security for any obligations in default any securities of any person, who to the trustee's knowledge, owned 50% or more of the voting securities of the Obligor.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

As of October 15, 1997, the Obligor was not indebted to the Trustee.

ITEM 13. DEFAULTS BY THE OBLIGOR.

(a) There has been no default with respect to the securities under this indenture.

(b) The Trustee is not a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Obligor are outstanding, nor a trustee for more than one outstanding series of securities under the indenture.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

No underwriter of the Obligor is an affiliate of the Trustee.

ITEM 15.  FOREIGN TRUSTEE.

This item is not applicable.

ITEM 16.  LIST OF EXHIBITS.

16.1      Articles of Association of Sterling Trust Company.

16.2 Certificate of Authority of Sterling Trust Company to commence business.

16.3 Authorization of Sterling Trust Company to exercise corporate trust powers.

16.4      By-Laws of Sterling Trust Company.

16.5      Not applicable.

16.6      Consent of Trustee.

16.7      Latest Report of Condition of Sterling Trust Company.

16.8      Not applicable.

16.9      Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Sterling Trust Company, a corporation organized and existing under the laws of the State of Texas, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Waco, and State of Texas, on the 3rd day of November, 1997.


                                       STERLING TRUST COMPANY
                                             (Trustee)


                                       By:  /s/ Paul E. Skretny
                                           ------------------------------------
                                            Paul E. Skretny
                                            Chief Executive Officer

NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.




SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Sterling Trust Company, a corporation organized and existing under the laws of the State of Texas, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Waco, and State of Texas, on the 3rd day of November, 1997.

                                       STERLING TRUST COMPANY
                                              (Trustee)



                                      By:    /s/ Paul E. Skretny
                                          -------------------------------------
                                             Paul E. Skretny, CEO

                                 EXHIBIT 16.1

              Articles of Association of Sterling Trust Company.

                          ARTICLES OF INCORPORATION

                                      OF

                           STERLING TRUST COMPANY

     I, the undersigned natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under Article 1513a Revised Civil Statutes of Texas, hereby adopt the following Articles of Incorporation for such corporation:

                                  ARTICLE ONE

     The name of the Corporation is STERLING TRUST COMPANY.

                                  ARTICLE TWO

     The period of the Corporation's duration is perpetual.

                                 ARTICLE THREE

     The purpose for which the Corporation is organized is: to act as trustee, executor, administrator, or guardian when designated by any person, corporation, or court to do so, and as agent for the performance of any lawful act, including the right to receive deposits made by agencies of the United States of America for the authorized account of any individual, and to act as attorney-in-fact for reciprocal or inter-insurance exchange, and to lend and accumulate money without banking privileges, when licensed under the provisions of Subtitle II of Title 79, Revised Civil Statutes of Texas, 1925, as amended. The Corporation shall also have the power (i) to purchase, sell, discount and negotiate with or without its endorsement or guaranty, notes, drafts, checks, bills of exchange, acceptances, including bankers' acceptances, cable transfers and other evidences of indebtedness; (ii) to purchase and sell, with or without its endorsement or guaranty, stocks, bonds, securities, including the obligation of the United States or any States thereof; (iii) to issue debentures, bonds and promissory notes, to accept bills or drafts drawn upon it, but in no event having liabilities outstanding thereon at any one time exceeding five times the capital stock and surplus of the Corporation; provided, however, that with the consent in writing of the Banking Commissioner of the State of

Texas the Corporation may have outstanding at any one time ten times its capital stock and surplus; and (iv) generally, to exercise such powers as are incidental to the powers conferred by Article 1513 of the Revised Civil Statutes of Texas. In addition, the Corporation shall have all of the powers conferred by law, including, but not limited to, those powers set forth in the Texas Business Corporation Act, including Article 2.02 thereof, to the extent that they are not inconsistent with the provisions of Article 1513a of the Revised Civil Statutes of Texas, and subject further to the minimum capitalization requirements of the State of Texas for Corporations organized under Article 1513a, as amended.

                                  ARTICLE FOUR

     The total number of shares of all classes of stock which the Corporation shall have authority to issue is six million (6,000,000) shares, of which two million (2,000,000) shares, no par value shall be a class designated "Common Stock-Class A Voting Stock", and two million (2,000,000) shares, no par value, shall be a class designated "Common Stock-Class B Non-Voting Stock", and two million (2,000,000) shares, no par value, shall be a class designated "Preferred Stock." Holders of Common Stock-Class A Voting Stock are granted voting rights equal to one (1) vote per share, and holders of Common Stock-Class B Non-Voting Stock are denied voting rights.

1. Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issuance of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

2.   Each series of Preferred Stock may:

     A.  have such numbers of shares;

     B. have such voting powers, full or limited, or may be without voting powers;

          C.  be subject to redemption at such time or times and at such prices;

          D. be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or series of stock;

          E. have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

          F. be made convertible into, or exchangeable for, shares of other class or classes (except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation) or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange, and with such adjustments;

          G. be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

          H. be entitled to the benefit of conditions and restriction upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation; and

          I. have such other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof;

     all as shall be stated in said resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors.

3. Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of

     Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock and to any filing required by law.

4. Except as otherwise provided by law or by the resolution or resolutions of the Board of Directors providing for the issue of any series of the Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of Directors and for all other purposes, each holder of the Common Stock being entitled to one vote for each such share held.

     Subject to all of the rights of the Preferred Stock or any series thereof, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

     Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Preferred Stock.

                                  ARTICLE FIVE

     The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) consisting of money, labor done or property actually received.

                                  ARTICLE SIX

     The shareholders of the Corporation shall have no preemptive rights to acquire additional, unissued or treasury shares of the Corporation, or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares, and such preemptive rights are hereby expressly denied.

                                 ARTICLE SEVEN

     At each election for Directors of the Corporation, each shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, only the number of shares owned by him for as many persons as there are Directors to be elected, and no shareholder shall ever have the right or be permitted to cumulate his votes on any basis, any and all rights of cumulative voting being hereby expressly denied.

                                 ARTICLE EIGHT

     Any action taken or to be taken by the shareholders of the Corporation, which, but for the provisions of this Article, require the vote or concurrence of the holders of more than a majority of the shares entitled to be cast thereon, including specifically and without limitation, the following actions:

1.   Any merger or consolidation of this Corporation with another corporation;

2.   Any amendment of these Articles of Incorporation;

3. Any sale, lease, exchange or other disposition of all, or substantially all, the property and assets with, or without the goodwill of the Corporation, not made in the usual or regular course of business;

4. Any vote of the shareholders of the Corporation on a resolution to dissolve the Corporation;

5. Any purchase by this Corporation, directly or indirectly, of its own shares to the extent of the aggregate of unrestricted capital surplus available therefor, and unrestricted reduction surplus available therefor; and

6.   Any distribution out of reduction surplus of the Corporation;

SHALL REQUIRE, AND SHALL ONLY REQUIRE, a majority vote of the Shareholders of Common Stock-Class A Voting Stock in attendance in a meeting called for such purpose, and any other such vote on behalf of other classes or series of stock as may be required by Article 4.03 of the Texas Business Corporation Act or other applicable law, the necessity of which vote has not been negated by the preceding provisions of these Articles of Incorporation. All other matters of the Corporation requiring a vote of the Shareholders will require only a simple majority of those Shareholders of Common Stock-Class A Voting Stock who are in attendance at a meeting called for such purpose.

                                  ARTICLE NINE

     The address of the initial Registered Office of the Corporation is: 6202 Tarnef, Houston, Texas 77074 and the name of the initial Registered Agent at such address is Thomas E. Nevotti.

                                  ARTICLE TEN

     The number of Directors constituting the initial Board of Directors is one (1), and the name and address of the person who is to serve as Director until the first Annual Meeting of the Shareholders or until his successor(s) is elected and qualified is: Thomas E. Nevotti, 6202 Tarnef, Houston, Texas 77074.

                                 ARTICLE ELEVEN

     The name and address of the Incorporator is: Thomas E. Nevotti, 6202 Tarnef, Houston, Texas 77074.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of August, 1984.

                                 /s/ Thomas E. Nevotti
                                 ----------------------------------------------
                                 THOMAS E. NEVOTTI, INCORPORATOR

                                  EXHIBIT 16.2

                Certificate of Authority of Sterling Trust Company
                              to commence business.

202020-19-CEB-CH

                                        [SEAL]

                                 THE STATE OF TEXAS

                                 SECRETARY OF STATE



                           CERTIFICATE OF INCORPORATION

                                       OF

                               STERLING TRUST COMPANY
                               CHARTER NUMBER 718715


     THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS, HEREBY CERTIFIES THAT ARTICLES OF INCORPORATION FOR THE ABOVE CORPORATION, DULY SIGNED AND VERIFIED HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

     ACCORDINGLY THE UNDERSIGNED, AS SUCH SECRETARY OF STATE, AND BY VIRTUE OF THE AUTHORITY VESTED IN HIM BY LAW, HEREBY ISSUES THIS CERTIFICATE OF INCORPORATION AND ATTACHES HERETO A COPY OF THE ARTICLES OF INCORPORATION.

DATED AUGUST 30, 1984


[SEAL]                                 /s/ (Illegible)
                                       ASSISTANT SECRETARY OF STATE
                                       -----------------------------------
                                               Secretary of State

                                  EXHIBIT 16.3

                   Authorization of Sterling Trust Company
                     to exercise corporate trust powers.

                             DEPARTMENT OF BANKING
                                 STATE OF TEXAS

-----------------------------------------------------------------------------
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                           CERTIFICATE OF AUTHORITY

                                  S-030-718715
                                ----------------
                                 charter number


                                     [SEAL]

                             This is to certify that

                             STERLING TRUST COMPANY
                           --------------------------
                                 corporate name


            is duly authorized under the laws of the State of Texas to conduct business as a Trust Company at

                             4547 LAKE SHORE DRIVE
                          ---------------------------

                             Waco, McLennan County
                          ---------------------------
                                      Texas


                    In witness whereof, I have hereunto set my hand at the City of Austin, Travis County, in the State of Texas, on this the 8th day of June, 1988.


                                  Kenneth W. Littlefield
                 -----------------------------------------------------
                 Kenneth W. Littlefield, Banking Commissioner of Texas


-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
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








                                  EXHIBIT 16.4

                       Bylaws of Sterling Trust Company.

                             AMENDMENT NUMBER ONE

                                    TO THE

                         STERLING TRUST COMPANY BYLAWS


     Pursuant to Article VIII, Section 8.01 of the Sterling Trust Company ("Corporation") Bylaws, and pursuant to a meeting of the Board of Directors of the Corporation, held on March 17, 1993, the Bylaws of the Corporation shall be amended in the following particulars:

     Section 3.14, "Indemnification of Directors and Officers" shall be removed in its entirety, and replaced with the following Section 3.14:

     3.14 INDEMNIFICATION OF DIRECTORS AND OFFICERS: The directors and officers of Sterling Trust Company will not be liable to the corporation or its shareholders for monetary damages for acts or omissions that occur in the directors' and officers' capacity as directors and officers. This article does not limit the liability of the directors and officers for acts or omissions for: (1) a breach of the duty of loyalty to the corporation or its shareholders or members; (2) a bad faith breach of a director's and officer's duty to the corporation, intentional misconduct, or a knowing violation of the law; (3) a transaction from which a director and officer received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's and officer's office; or (4) an act or omission for which the liability of a director and officer is expressly provided by an applicable statute.

I hereby certify that this is a true and correct copy of the action taken in the aforementioned meeting of the directors of Sterling Trust Company on March 17, 1993.

   3/17/93                             by: /s/ (Illegible)
------------------------------            ----------------------------------\
Date                                      President

                                    BY-LAWS

                                      OF

                            STERLING TRUST COMPANY

                                   ARTICLE I

                               REGISTERED OFFICE


     1.01 The principal office shall be in Waco, McLennan County, Texas, and the Corporation may have offices at such other places as the business of the Corporation may require.

                                   ARTICLE II

                                  SHAREHOLDERS

     2.01 PLACE OF MEETINGS: All meetings of the Shareholders shall be held at the registered office of the Corporation, or any other place within or without this State, as may be designated for that purpose from time to time by the Board of Directors.

     2.02 ANNUAL MEETINGS: The annual meetings of the Shareholders shall be held on the first Monday of August of each year. If this day falls on a legal holiday, the annual meeting shall be held at the same time on the next following business day thereafter.

     2.03 NOTICE OF MEETING: Notice of the meeting, stating the place, day and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given in writing to each Shareholder entitled to vote at the meeting, at least ten (10), but not more that fifty (50), days before the date of the meeting, either personally or by mail or other means of written communication, addressed to the Shareholder at his address appearing on the books of the Corporation or given by him to the Corporation for the purpose of notice. Notice of adjourned meetings is not necessary unless the meeting is adjourned for thirty (30) days or more, in which case notice of the adjourned meeting shall be given as in the case of any special meeting.

     2.04 SPECIAL MEETINGS: Special meetings of the Shareholders for any purpose or purposes whatsoever may be called at any time by the President, or by the Board of Directors, or by any one (1) or more Directors, or by one or more Shareholders, holding not less than one-tenth (1/10) of all shares entitled to vote at the meeting.

     2.05 QUORUM: A majority of the voting shares constitutes a quorum for the transaction of business. Business may be continued after withdrawal of enough Shareholders to leave less than a quorum.

     2.06 VOTING: Only persons in whose names shares appear on the share records of the Corporation on the date on which notice of the meeting is mailed shall be entitled to vote at such meeting, unless some other day is fixed by the Board of Directors for the determination of Shareholders of record. No Shareholder shall have the right to cumulate his votes at any election for Directors of this Corporation. Voting for the election of Directors shall be by voice unless any Shareholder demands a ballot vote before the voting begins.

     2.07 PROXIES: Every person entitled to vote or execute consents may do so either in person or by written proxy executed in writing by the Shareholder or his duly authorized attorney-in-fact.

     2.08 CONSENT OF ABSENTEES: No defect in the calling or noticing of a Shareholders' meeting will affect the validity of any action at the meeting if a quorum was present, and if each Shareholder not present in person or by proxy, signs a written waiver of notice, consent to the holding of the meeting, or approval of the minutes, either before or after the meeting, and such waivers, consents or approvals are filed with the corporate records or made a part of the minutes of the meeting.

     2.09 ACTION WITHOUT MEETING: Action may be taken by Shareholders without a meeting if each Shareholder entitled to vote signs a written consent to the action and such consents are filed with the Secretary of the Corporation.

                                 ARTICLE III

                                  DIRECTORS

     3.01 POWERS: The Directors shall act only as a board and an individual Director shall have no power as such. All corporate powers of the Corporation shall be exercised by, or under the authority of, and the business and affairs of the Corporation shall be controlled by the Board of Directors, subject, however, to such limitations as are imposed by law, the Articles of Incorporation, or these By-Laws, as to actions to be authorized or approved by the Shareholders. The Board of Directors may, by contract or otherwise, give general or limited or special power and authority to the officers and employees of the Corporation to transact the general business, or any special business, of the Corporation, and may give powers of attorney to agents of the Corporation to transact any special business requiring such authorization.

     3.02 NUMBER AND QUALIFICATION OF DIRECTORS: The authorized number of Voting Directors of this Corporation shall be a minimum of five (5) and a maximum of twenty-five (25) Voting Directors, and there shall be a minimum of zero (0) and a maximum of twenty-five (25) Advisory Directors. The Directors need not be Shareholders of this Corporation; a majority of the Directors shall be residents of the State of Texas. The number of Directors may be increased or decreased from time to time by amendment to these By-Laws, but no decrease shall have the effect of shortening the term of any incumbent Directors. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by election at an annual meeting or at a special meeting of Shareholders called for that purpose.

     3.03 ELECTION AND TERM OF OFFICE: The Directors shall be elected annually by the Shareholders entitled to vote, and shall hold office until their respective successors are elected, or until their death, resignation or removal.

     3.04 VACANCIES: Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. The Shareholders may elect a Director at any time to fill any vacancy not filled by the Directors.

     3.05 REMOVAL OF DIRECTORS: The entire Board of Directors or any individual Director may be removed from office with or without cause by vote of the holders of a majority of the shares entitled to vote for Directors, at any regular or special meeting of the Shareholders.

     3.06 PLACE OF MEETINGS: All meetings of the Board of Directors shall be held at the principal office of the Corporation or at such place within or without the State of Texas as may be designated from time to time by resolution of the Board or by written consent of all of the members of the Board.

     3.07 REGULAR MEETINGS: Regular meetings of the Board of Directors shall be held, without call or notice, immediately following each annual meeting of the Shareholders of this Corporation, and at such other times as the Directors may determine.

     3.08 SPECIAL MEETINGS -- CALL AND NOTICE: Special meetings of the Board of Directors for any purpose shall be called at any time by the President, or if he is absent or unable or refuses to act, by any Vice President or any two Directors. Written notices of the special meetings, stating the time, and in general terms the purpose or purposes thereof, shall be mailed or telegraphed or personally delivered to each Director not later than the day before the day appointed for the meeting.

     3.09 QUORUM: A majority of the authorized number of Directors shall be necessary to constitute a quorum for the tran-saction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Directors present shall be regarded as the act of the Board of Directors unless a greater number be required by law or by the Articles of Incorporation.

     3.10 BOARD ACTION WITHOUT MEETING: Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as a unanimous vote of Directors, if all members of the Board shall individually or collectively consent in writing to such action.

     3.11 ADJOURNMENT -- NOTICE: A quorum of the Directors may adjourn any Directors' meeting to meet again at a stated day and hour. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place is fixed at the meeting adjourned. In the absence of a quorum, a majority of the Directors present at any Directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.

     3.12 CONDUCT OF MEETINGS: The President, or in his absence, any Director selected by the Directors present, shall preside at meetings of the Board of Directors. The Secretary of the Corporation, or in his absence, any person appointed by the presiding officer, shall act as Secretary of the Board of Directors.

     3.13 COMPENSATION: Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses as may be fixed or determined by resolution of the Board.

     3.14 INDEMNIFICATION OF DIRECTORS AND OFFICERS: The Board of Directors may authorize the Corporation to pay expenses incurred by, or to satisfy a judgment or fine rendered or levied against, present or former Directors, officers or employees of this Corporation as provided by Article 2.02(a)(16) of the Texas Business Corporation Act.

                                 ARTICLE IV

                                  OFFICERS

    4.01 TITLE AND APPOINTMENT: The officers of the Corporation shall be a President, one or more Vice-Presidents, a Secretary, and such other additional Vice-Presidents, Assistant Vice-Presidents or other officers as the Board of Directors shall from time to time determine. All officers shall be elected by and hold office at the pleasure of the Board of Directors, which shall fix the compensation and tenure of all officers.

     4.02 POWERS AND DUTIES OF OFFICERS: The officers of this Corporation shall have the powers and duties generally ascribed to the respective offices, and such additional authority or duty as may from time to time be established by the Board of Directors.

                                  ARTICLE V

                          EXECUTION OF INSTRUMENTS

     5.01 AUTHORIZATION: The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the Corporation.

                                 ARTICLE VI

                       ISSUANCE AND TRANSFER OF SHARES

     6.01 CERTIFICATES FOR PAID AND UNPAID SHARES: Certificates for shares of the Corporation shall be issued only when fully paid.

     6.02 SHARE CERTIFICATES: The Corporation shall deliver certificates representing all shares to which Shareholders are entitled, which certificates shall be in such form and device as the Board of Directors may provide. Each certificate shall bear upon its face the statement that the Corporation is organized in Texas, the name in which it is issued, the number and class of shares and series, and the par value or a statement that the shares are without par value. The certificates shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary, which signatures may be in facsimile if the certificates are not to be countersigned by a transfer agent or registered by a registrar, and the seal of the Corporation shall be affixed thereto. The certificates shall contain on the faces or backs such recitations or references as are required by law.

     6.03 REPLACEMENT OF CERTIFICATES: No new certificates shall be issued until the former certificate for the shares represented thereby shall have been surrendered and cancelled, except in the case of lost or destroyed certificates for which the Board of Directors may order new certificates to be issued upon such terms, conditions and guarantees as the Board or Shareholders may see fit to impose, including the filing of sufficient indemnity.

     6.04 TRANSFER OF SHARES: Shares of the Corporation may be transferred by endorsement by the signature of the owner, his agent, attorney or legal representative, and the delivery of the certificate. The transferee in any transfer of shares shall be deemed to have full notice of and consent to, the By-Laws of the Corporation to the same extent as if he had signed a written assent thereto.

                                 ARTICLE VII

                             RECORDS AND REPORTS

     7.01 BOOKS AND RECORDS: All books and records provided for by statute shall be open to inspection of the Shareholders from time to time and to the extent expressly provided by statute, and not otherwise. The Directors may examine such books and records at all reasonable times.

     7.02 CLOSING STOCK TRANSFER BOOKS: The Board of Directors may close the transfer books in their discretion for a period not exceeding fifty (50) days preceding any meeting, annual or special, of the Shareholders, or the day appointed for the payment of a dividend.

                                ARTICLE VIII

                            AMENDMENT OF BY-LAWS

     8.01 AMENDMENT OF BY-LAWS: The power to alter, amend or repeal these By-Laws is vested in the Directors, subject to repeal or change by action of the Shareholders.

     ADOPTED by the Board of Directors on the 17th day of October, 1988.


                                                   MIKE PREY
                                       ---------------------------------

                                  EXHIBIT 16.6

                               Consent of Trustee.

                              CONSENT OF TRUSTEE


     We hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Commission upon request therefor.



                                       STERLING TRUST COMPANY
                                             (Trustee)


                                       By:  /s/ Paul E. Skretny
                                          -----------------------------------
                                          Paul E. Skretny
                                          President

                                  EXHIBIT 16.7

             Latest Report of Condition of Sterling Trust Company.

                                    [SEAL]

                             DEPARTMENT OF BANKING
                                 Trust Company
                    Quarterly Report of Condition and Income

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Name and Address:

                       Sterling Trust Company
                       7901 Fish Pond Road
                       Waco, Texas 76710

-------------------------------------------------------------------------------
Charter Number:                         Reporting Period: January 1 through

        76-0115756                                   06/30/97
                                           -----------------------------
                                                (Month, Day, Year)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

This Report of Condition and Income must be signed by an authorized officer(s) and attested by not less than three directors other than the officer(s) signing the report.

I, THE UNDERSIGNED OFFICER, DO HEREBY DECLARE THAT THIS REPORT OF CONDITION AND INCOME HAS BEEN PREPARED IN CONFORMANCE WITH OFFICIAL INSTRUCTIONS AND IS TRUE AND CORRECT.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

           /s/ Michele B. Maruri                                  8/15/97
Signature of Officer Authorized to Sign Report                  Date Signed

-------------------------------------------------------------------------------

   Michele B. Maruri, Chief Financial Officer               (254)751-1505
Name and Title of Officer Authorized to Sign Report      Area Code/Phone Number

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

WE, THE UNDERSIGNED DIRECTORS, ATTEST THE CORRECTNESS OF THIS REPORT OF CONDITION AND INCOME AND DECLARE THAT IS HAS BEEN EXAMINED BY US AND TO THE BEST OF OUR KNOWLEDGE AND BELIEF HAS BEEN PREPARED IN CONFORMANCE WITH OFFICIAL INSTRUCTIONS AND IS TRUE AND CORRECT.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

/s/ Kent R. Snodgrass         /s/ Paul E. Skretny         /s/ Michele B. Maruri
Signature of Director        Signature of Director        Signature of Director

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    1 of 10

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                   SECTION A                           NAME AND ADDRESS
                 BALANCE SHEET                     Sterling Trust Company
                    as of                            7901 Fish Pond Road
               06 /  30  /  97                        Waco, Texas 76710
             (Month, Day, Year)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                        ASSETS                                              Mil   Thou   Hun
--------------------------------------------------------------------------------------------------
 1.  Cash                                                                                      1
--------------------------------------------------------------------------------------------------
     1a.  Mutual Funds                                                                         1a
--------------------------------------------------------------------------------------------------
     1b.  Money Market Mutual Funds                                                  795 330   1b
--------------------------------------------------------------------------------------------------
 2.  Investment Securities (Schedule A1, Column B, Line 5)                                     2
--------------------------------------------------------------------------------------------------
 3.  Corporate Stock                                                                           3
--------------------------------------------------------------------------------------------------
 4.  Trading Account Securities                                                                4
--------------------------------------------------------------------------------------------------
 5.  Loans (Net)                                                                               5
--------------------------------------------------------------------------------------------------
 6.  Premises, furniture & fixtures, & other assets representing premises            442 704   6
--------------------------------------------------------------------------------------------------
 7.  Real Estate Owned other than premises                                                     7
--------------------------------------------------------------------------------------------------
 8.  Other Assets (Schedule A2,  Line 16)                                            429 282   8
--------------------------------------------------------------------------------------------------
 9.  TOTAL ASSETS (sum of 1 through 8)                                             1 667 316   9
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                    LIABILITIES & EQUITY CAPITAL

--------------------------------------------------------------------------------------------------
 10.  Accounts Payable                                                                25 271   10
--------------------------------------------------------------------------------------------------
 11.  Accrued Taxes                                                                   61 240   11
--------------------------------------------------------------------------------------------------
 12.  Accrued Interest                                                                         12
--------------------------------------------------------------------------------------------------
 13.  Mortgage indebtedness                                                                    13
--------------------------------------------------------------------------------------------------
 14.  Other liabilities for borrowed money                                                     14
--------------------------------------------------------------------------------------------------
 15.  Subordinated notes and debentures                                                        15
--------------------------------------------------------------------------------------------------
 16.  Other liabilities (Schedule A3, Line 7)                                         69 269   16
--------------------------------------------------------------------------------------------------
 17.  TOTAL LIABILITIES (sum of 10 through 16)                                       155 780   17
--------------------------------------------------------------------------------------------------
 18.  EQUITY CAPITAL & RESERVES (Schedule A4, Column E, Line 11)                   1 511 536   18
--------------------------------------------------------------------------------------------------
 19.  TOTAL LIABILITIES & EQUITY CAPITAL (sum of 17 and 18)                        1 667 316   19
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
          SCHEDULE A1 - INVESTMENT SECURITIES                      A.             B.
                                                              Market Value     Book Value
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
               Type of Investment                           Mil  Thou  Hun   Mil  Thou  Hun
--------------------------------------------------------------------------------------------------
  1.  U.S. Government obligations                                                              1
--------------------------------------------------------------------------------------------------
  2.  U.S. Government agencies obligations                                                     2
--------------------------------------------------------------------------------------------------
  3.  State, county & municipal obligations                                                    3
--------------------------------------------------------------------------------------------------
  4.  Other bonds, notes and debentures                                                        4
--------------------------------------------------------------------------------------------------
  5.  TOTAL INVESTMENT SECURITIES (sum of 1 through 4)                                         5
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                SCHEDULE A2 - OTHER ASSETS                                  Mil   Thou   Hun
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 1.  Accounts receivable                                                             273 730   1
--------------------------------------------------------------------------------------------------
 2.  Due from affiliates or subsidiaries (Net)                                         2 677   2
--------------------------------------------------------------------------------------------------
 3.  Interest earned or accrued but not collected                                              3
--------------------------------------------------------------------------------------------------
 4.  Prepaid expenses                                                                 47 880   4
--------------------------------------------------------------------------------------------------
 5.  Cash items not in the process of collection                                               5
--------------------------------------------------------------------------------------------------
 6.  Deferred tax assets (Net)                                                        24 355   6
--------------------------------------------------------------------------------------------------
 7.  Accrued interest purchased on securities                                                  7
--------------------------------------------------------------------------------------------------
 8.  Margin accounts                                                                           8
--------------------------------------------------------------------------------------------------
 9.  Purchased computer software                                                      80 640   9
--------------------------------------------------------------------------------------------------
 10. Direct lease financing                                                                    10
--------------------------------------------------------------------------------------------------
 11.  Investment in unconsolidated subsidiaries & associated companies                         11
--------------------------------------------------------------------------------------------------
 12.  Cash surrender value of life insurance policies                                          12
--------------------------------------------------------------------------------------------------
 13.  Furniture and equipment rented to others                                                 13
--------------------------------------------------------------------------------------------------
 14.  Goodwill                                                                                 14
--------------------------------------------------------------------------------------------------
 15.  All other (itemize amounts over 25% of line 16)                                          15
--------------------------------------------------------------------------------------------------
 16.  TOTAL OTHER ASSETS (sum of 1 through 15)                                       429 282   16
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                SCHEDULE A3 - OTHER LIABILITIES                              Mil   Thou   Hun
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 1.  Due to affiliates or susidiaries (Net)                                                    1
--------------------------------------------------------------------------------------------------
 2.  Dividends declared but not yet paid                                                       2
--------------------------------------------------------------------------------------------------
 3.  Expenses accrued and unpaid                                                     69 269    3
--------------------------------------------------------------------------------------------------
 4.  Minority interest in consolidated subsidiaries                                            4
--------------------------------------------------------------------------------------------------
 5.  Deferred income taxes                                                                     5
--------------------------------------------------------------------------------------------------
 6.  All other (itemize amounts over 25% of line 7)                                            6
--------------------------------------------------------------------------------------------------
 7.  TOTAL OTHER LIABILITIES (sum of 1 through 6)                                     69 269   7
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                                                     3 of 10

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                             A.                B.                C.                D.                 E.
         SCHEDULE A4                  Preferred Stock     Common Stock        Surplus       Undivided Profits       Total
   CHANGES IN EQUITY CAPITAL            (Par Value)        (Par Value)                        and Capital        Equity Capital
        (Year-to-Date)                                                                         Reserves
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      (Indicate decrease and
       losses in parentheses)          Mil  Thou  Hun    Mil  Thou  Hun    Mil  Thou  Hun    Mil  Thou  Hun     Mil  Thou  Hun
-----------------------------------------------------------------------------------------------------------------------------------
1.  Balance end of previous year                                540 251           661 653           165 348          1 367 252    1
-----------------------------------------------------------------------------------------------------------------------------------
2.  Adjustments (itemize below)                                                                                                   2
-----------------------------------------------------------------------------------------------------------------------------------
3.  Adjusted balance end of
    previous year                                               540 251           661 653           165 348          1 367 252    3
-----------------------------------------------------------------------------------------------------------------------------------
4.  Net Income (loss)                                                                               438 976                       4
-----------------------------------------------------------------------------------------------------------------------------------
5.  Sale, conversion,
    acquisition,
    or retirement of
    Capital net:
-----------------------------------------------------------------------------------------------------------------------------------
    5a. Transactions with
        own holding company
        or affiliates                                                                                                            5a
-----------------------------------------------------------------------------------------------------------------------------------
    5b. Other                                                                                                                    5b
-----------------------------------------------------------------------------------------------------------------------------------
6.  Charges incident to
    mergers and
    absorptions (net)                                                                                                             6
-----------------------------------------------------------------------------------------------------------------------------------
7.  LESS: Cash dividends
    declared on Common
    Stock                                                                                          (294 692)          (294 692)   7
-----------------------------------------------------------------------------------------------------------------------------------
8.  LESS: Cash dividends
    declared on Preferred
    Stock                                                                                                                         8
-----------------------------------------------------------------------------------------------------------------------------------
9.  Stock dividends issued                                                                                                        9
-----------------------------------------------------------------------------------------------------------------------------------
10. Other: Increases
    (decreases)
    (itemize below)                                                                                                              10
-----------------------------------------------------------------------------------------------------------------------------------
11. Balance end of Current
    Period                                                      540 251           661 653           309 632          1 511 536   11
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Memoranda

1.  Itemize adjustements shown in item 2:

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

2.  Itemize other increases or decreases shown in item 10:

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                              4 of 10

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     SECTION B - INCOME AND EXPENSES                    Mil   Thou   Hun
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.  Operating Income:
-------------------------------------------------------------------------------
  1a. Interest and fees on loans                                             1a
-------------------------------------------------------------------------------
  1b. Interest on balances with depositor
      institutions                                                22 020     1b
-------------------------------------------------------------------------------
  1c. Interest on U.S. Treasury securities                                   1c
-------------------------------------------------------------------------------
  1d. Interest on obligations of other U.S.
      Government agencies and corporations                                   1d
-------------------------------------------------------------------------------
  1e. Interest on obligations of States and
      political subdivisions of the United
      States                                                                 1e
-------------------------------------------------------------------------------
  1f. Interest on other bonds, notes, and
      debentures                                                             1f
-------------------------------------------------------------------------------
  1g. Dividends on corporate stock                                           1g
-------------------------------------------------------------------------------
  1h. Income from lease financing                                            1h
-------------------------------------------------------------------------------
  1i. Income from fiduciary activities
      (Section D, line 5)                                      2 164 507     1i
-------------------------------------------------------------------------------
  1j. Other services charges, commissions
      and fees                                                               1j
-------------------------------------------------------------------------------
  1k. Other income (Schedule B1, Line 8)                                     1k
-------------------------------------------------------------------------------
  1l. TOTAL OPERATING INCOME
      (sum of 1a through 1k)                                   2 186 527     1l
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.  Operating Expenses
-------------------------------------------------------------------------------
  2a. Salaries and wages                                         655 093     2a
-------------------------------------------------------------------------------
  2b. Employee benefits                                          116 752     2b
-------------------------------------------------------------------------------
  2c. Audits and examinations                                     23 671     2c
-------------------------------------------------------------------------------
  2d. Marketing                                                   14 206     2d
-------------------------------------------------------------------------------
  2e. Interest on borrowed money                                             2e
-------------------------------------------------------------------------------
  2f. Interest on subordinated notes and
      debentures                                                             2f
-------------------------------------------------------------------------------
  2g. Occupancy expense (Net of Rental
      Income)                                                     81 317     2g
-------------------------------------------------------------------------------
  2h. Furniture and equipment expense                            162 722     2h
-------------------------------------------------------------------------------
  2i. Provision for possible loan losses                                     2i
-------------------------------------------------------------------------------
  2j. Other operating expenses (Schedule B2,
      Line 14)                                                   467 394     2j
-------------------------------------------------------------------------------
  2k. TOTAL OPERATING EXPENSES
      (sum of 2a through 2j)                                   1 521 155     2k
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.  Income before income taxes and
    securities gains (1l minus 2k)                               665 372      3
-------------------------------------------------------------------------------
4.  Securites gains (losses)                                                  4
-------------------------------------------------------------------------------
5.  Applicable income taxes                                      226 396      5
-------------------------------------------------------------------------------
6.  Net income (3 plus or minus 4 and 5)                         438 976      6
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
7.  Extraordinary items (net of tax effect)                                   7
-------------------------------------------------------------------------------
8.  NET OPERATING INCOME (6 plus or minus 7)                     438 976      8
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    5 of 10

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      SCHEDULE B1 - OTHER OPERATING INCOME              Mil    Thou   Hun
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.  Investment advisory services (trust accounts)                              1
--------------------------------------------------------------------------------
2.  Investment advisory services (non-trust accounts)                          2
--------------------------------------------------------------------------------
3.  Income from affiliates (Schedule D1, Line 6)                               3
--------------------------------------------------------------------------------
4.  Trading account (Net)                                                      4
--------------------------------------------------------------------------------
5.  Equity in net income of unconsolidated subsidiaries                        5
--------------------------------------------------------------------------------
6.  Data processing (non-affiliate)                                            6
--------------------------------------------------------------------------------
7.  All other (non-affiliate)                                                  7
--------------------------------------------------------------------------------
8.  TOTAL OTHER OPERATING INCOME (sum of 1 through 7)                          8
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      SCHEDULE B2 - OTHER OPERATING EXPENSES            Mil    Thou   Hun
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1.  Directors and committee fees                                   12 500      1
--------------------------------------------------------------------------------
2.  Insurance                                                      13 383      2
--------------------------------------------------------------------------------
3.  Legal fees                                                     34 593      3
--------------------------------------------------------------------------------
4.  Losses on the sale of assets (excluding securities)                        4
--------------------------------------------------------------------------------
5.  Amortization of intangible assets                                          5
--------------------------------------------------------------------------------
6.  Franchise taxes                                                31 083      6
--------------------------------------------------------------------------------
7.  Travel & entertainment                                         26 692      7
--------------------------------------------------------------------------------
8.  Broker/Dealer (non-affiliate)                                              8
--------------------------------------------------------------------------------
9.  Investment advisory services (non-affiliate)                               9
--------------------------------------------------------------------------------
10. Referral fees (non-affiliate)                                             10
--------------------------------------------------------------------------------
11. Data processing (non-affiliate)                                           11
--------------------------------------------------------------------------------
12. Affiliate service(s) (Schedule D2, Line 7)                                12
--------------------------------------------------------------------------------
13. All other (non-affiliate)                                     349 143     13
--------------------------------------------------------------------------------
14. TOTAL OTHER OPERATING EXPENSES (sum of 1 through 13)          467 394     14
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
             SECTION C                            A.                B.                C.                D.                E.
          REPORT OF TRUST                  EMPLOYEE BENEFIT     PERSONAL           ESTATES          EMPLOYEE          ALL OTHER
              ASSETS                            TRUSTS           TRUSTS                              BENEFIT          AGENCIES
                                                                                                    AGENCIES
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                            Bil  Mil  Thou    Bil  Mil  Thou    Bil  Mil  Thou    Bil  Mil  Thou    Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------------------
  1.  Noninterest Bearing Deposits
------------------------------------------------------------------------------------------------------------------------------------
  2.  Interest Bearing Deposits
------------------------------------------------------------------------------------------------------------------------------------
  3.  U.S.G.'s & Agency Obligations
------------------------------------------------------------------------------------------------------------------------------------
  4.  State, Co. & Muni. Obligations
------------------------------------------------------------------------------------------------------------------------------------
  5.  Money Market Mutual Funds
------------------------------------------------------------------------------------------------------------------------------------
  6.  Other Short Term Obligations
------------------------------------------------------------------------------------------------------------------------------------
  7.  Other Notes & Bonds
------------------------------------------------------------------------------------------------------------------------------------
  8.  Common & Preferred Stocks
------------------------------------------------------------------------------------------------------------------------------------
  9.  Real Estate Mortgages
------------------------------------------------------------------------------------------------------------------------------------
  10. Real Estate
------------------------------------------------------------------------------------------------------------------------------------
  11. Miscellaneous Assets
------------------------------------------------------------------------------------------------------------------------------------
  12. Total Discretionary Assets
      (sum of 1 through 11)
------------------------------------------------------------------------------------------------------------------------------------
  13. Total # of Discretionary
      Accounts
------------------------------------------------------------------------------------------------------------------------------------
  14. Total Non-Discretionary Assets          1 285 304                                                                   20 570
------------------------------------------------------------------------------------------------------------------------------------
  15. Total # of Non-Discretionary
      Accounts                                   26 623                                                                    1 775
------------------------------------------------------------------------------------------------------------------------------------
  16. TOTAL ASSETS
      (sum of 12 and 14)                      1 285 304                                                                   20 570
------------------------------------------------------------------------------------------------------------------------------------
  17. TOTAL # OF ACCOUNTS
      (sum of 13 and 15)                         26 623                                                                    1 775
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  18. MEMORANDA
       TOTAL LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
---------------------------------------------------------------------
             SECTION C                            F.
          REPORT OF TRUST                       TOTALS
              ASSETS

---------------------------------------------------------------------
---------------------------------------------------------------------
                                            Bil  Mil  Thou
---------------------------------------------------------------------
  1.  Noninterest Bearing Deposits                              1
---------------------------------------------------------------------
  2.  Interest Bearing Deposits                                 2
---------------------------------------------------------------------
  3.  U.S.G.'s & Agency Obligations                             3
---------------------------------------------------------------------
  4.  State, Co. & Muni. Obligations                            4
---------------------------------------------------------------------
  5.  Money Market Mutual Funds                                 5
---------------------------------------------------------------------
  6.  Other Short Term Obligations                              6
---------------------------------------------------------------------
  7.  Other Notes & Bonds                                       7
---------------------------------------------------------------------
  8.  Common & Preferred Stocks                                 8
---------------------------------------------------------------------
  9.  Real Estate Mortgages                                     9
---------------------------------------------------------------------
  10. Real Estate                                               10
---------------------------------------------------------------------
  11. Miscellaneous Assets                                      11
---------------------------------------------------------------------
  12. Total Discretionary Assets                                12
      (sum of 1 through 11)
---------------------------------------------------------------------
  13. Total # of Discretionary                                  13
      Accounts
---------------------------------------------------------------------
  14. Total Non-Discretionary Assets          1 305 874         14
---------------------------------------------------------------------
  15. Total # of Non-Discretionary
      Accounts                                   28 398         15
---------------------------------------------------------------------
  16. TOTAL ASSETS
      (sum of 12 and 14)                      1 305 874         16
---------------------------------------------------------------------
  17. TOTAL # OF ACCOUNTS
      (sum of 13 and 15)                         28 398         17
---------------------------------------------------------------------
---------------------------------------------------------------------
  18. MEMORANDA
       TOTAL LIABILITIES                                        18
---------------------------------------------------------------------
---------------------------------------------------------------------



                                                                         7 of 10

DO NOT USE MORE THAN ONE LINE PER FUND OR REPEAT THE INSTITUTION NAME IF IT IS INCLUDED IN THE NAME OF THE FUND. IF MORE THAN 10 FUNDS ARE BEING REPORTED, PLEASE REPRODUCE ADDITIONAL COPIES OF THIS SCHEDULE AND MUMBER PAGES ACCORDINGLY.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
          SCHEDULE C1                 A.               B.                   C.                        D.
    COLLECTIVE INVESTMENT       Classification      Type of               Total                   Number of
            FUNDS                    Code          Fund Code           Fund Assets         Participating Accounts
                                                                                                   in Fund
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        Name of Fund                                                  Bil   Mil   Thou
-----------------------------------------------------------------------------------------------------------------
1.                                                                                                             1
-----------------------------------------------------------------------------------------------------------------
2.                                                                                                             2
-----------------------------------------------------------------------------------------------------------------
3.                                                                                                             3
-----------------------------------------------------------------------------------------------------------------
4.                                                                                                             4
-----------------------------------------------------------------------------------------------------------------
5.                                                                                                             5
-----------------------------------------------------------------------------------------------------------------
6.                                                                                                             6
-----------------------------------------------------------------------------------------------------------------
7.                                                                                                             7
-----------------------------------------------------------------------------------------------------------------
8.                                                                                                             8
-----------------------------------------------------------------------------------------------------------------
9.                                                                                                             9
-----------------------------------------------------------------------------------------------------------------
10.                                                                                                           10
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
    Classification Codes
    (Enter only one code                                               Type of Fund
  in Column A for each fund)                        (Enter only one code in Column B for each fund)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 01   Personal Trust               01   Equity                            07   Mortgage
-----------------------------------------------------------------------------------------------------------------
 02   Employee Benefit             02   Diversified or Balanced           08   Foreign Equity
-----------------------------------------------------------------------------------------------------------------
 03   Keogh (HR 10)                03   Fixed Income                      09   Foriegn Fixed Income
-----------------------------------------------------------------------------------------------------------------
 04   Charitable Trust             04   Municipal Bond                    10   Index Equity
-----------------------------------------------------------------------------------------------------------------
 05   Other                        05   Real Estate Equity                11   Index Fixed Income
-----------------------------------------------------------------------------------------------------------------
                                   06   Short Term Investment             12   Other
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                  SCHEDULE C2                                    A.                  B.
                               CORPORATE TRUSTS                               Number of     Principal Amount of
                                                                              Accounts     Outstanding Securities
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                Type of Account                                             Bil     Mil     Thou
-----------------------------------------------------------------------------------------------------------------
  1.  Corporate Securities Trusteeships
-----------------------------------------------------------------------------------------------------------------
  2.  Tax Exempt & Other Muncipal Securities Trusteeships
-----------------------------------------------------------------------------------------------------------------
  3.  Stock or Bond Transfer Agent or Registrar
------------------------------------------------------------------------------------------
  4.  Mutual Fund Transfer Agent
------------------------------------------------------------------------------------------
  5.  Separate Dividend & Interest/Coupon Paying Agent
------------------------------------------------------------------------------------------
  6.  All Other Corporate Agencies
-----------------------------------------------------------------------------------------------------------------
  7.  TOTALS
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                 SECTION D                                          (CONFIDENTIAL
                             FIDUCIARY INCOME                                        INFORMATION)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                      INCOME FROM FIDUCIARY ACTIVITIES                                         Mil Thou  Hun
-----------------------------------------------------------------------------------------------------------------
 1.  Gross Fees, Commissions & Other Fiduciary Income
-----------------------------------------------------------------------------------------------------------------
  1a. Employee Benefit Trust Accounts                                                              1 657 587   1a
-----------------------------------------------------------------------------------------------------------------
   1b. Personal Trust & Estate Accounts                                                                        1b
-----------------------------------------------------------------------------------------------------------------
   1c. Employee Benefit Agency Accounts                                                                        1c
-----------------------------------------------------------------------------------------------------------------
   1d. Other Agency Accounts                                                                          79 240   1d
-----------------------------------------------------------------------------------------------------------------
   1e. Corporate Trust & Agency Accounts                                                              11 658   1e
-----------------------------------------------------------------------------------------------------------------
   1f. All Other Fiduciary Income                                                                    416 022   1f
-----------------------------------------------------------------------------------------------------------------
   1g. Gross Fiduciary Income (sum of 1a through 1f)                                               2 164 507   1g
-----------------------------------------------------------------------------------------------------------------
 2.  Settlements, Surcharges & Other Losses
-----------------------------------------------------------------------------------------------------------------
   2a. Employee Benefit Trust Accounts - Discretionary Accounts                                                2a
-----------------------------------------------------------------------------------------------------------------
   2b. Personal Trust & Estate Accounts - Discretionary Accounts                                               2b
-----------------------------------------------------------------------------------------------------------------
   2c. Employee Benefit Agencies - Discretionary Accounts                                                      2c
-----------------------------------------------------------------------------------------------------------------
   2d. Other Agency Accounts - Discretionary Accounts                                                          2d
-----------------------------------------------------------------------------------------------------------------
   2e. Employee Benefit Trust Accounts - Non-Discretionary Accounts                                            2e
-----------------------------------------------------------------------------------------------------------------
   2f. Personal Trust & Estate Accounts - Non-Discretionary Accounts                                           2f
-----------------------------------------------------------------------------------------------------------------
   2g. Employee Benefit Agencies - Non-Discretionary Accounts                                                  2g
-----------------------------------------------------------------------------------------------------------------
   2h. Other Agency Accounts - Non-Discretionary Accounts                                                      2h
-----------------------------------------------------------------------------------------------------------------
   2i. Corporate Trust & Agency Accounts                                                                       2i
-----------------------------------------------------------------------------------------------------------------
   2j. All Other Activities                                                                                    2j
-----------------------------------------------------------------------------------------------------------------
   2k. Gross Settlements, Surcharges & Other Losses (sum of 2a through 2j)                                     2k
-----------------------------------------------------------------------------------------------------------------
 3.  Recoveries to Previously Reported Losses                                                                  3
-----------------------------------------------------------------------------------------------------------------
 4.  Net Settlements, Surcharges & Other Losses (2k minus 3)                                                   4
-----------------------------------------------------------------------------------------------------------------
 5.  FIDUCIARY INCOME (LOSS) (1g minus 3)                                                          2 164 507   5
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                 Gross Settlements, Surcharges & Other Losses by Type
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 6.  Investment                                                                                                6
-----------------------------------------------------------------------------------------------------------------
 7.  Administrative                                                                                            7
-----------------------------------------------------------------------------------------------------------------
 8.  Operational                                                                                               8
-----------------------------------------------------------------------------------------------------------------
 9. Gross Settlements, Surcharges & Other Losses (sum of 6 through 8) (line 9 must equal 2k)                   9
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

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             SCHEDULE D1                                CONFIDENTIAL
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
       Income for Services Provided TO Affiliate(s)         Mil  Thou  Hun
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1. Investment advisory services                                               1
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2. Referral fees                                                              2
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3. Asset management/custodial                                                 3
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4. Data processing                                                            4
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5. All Other                                                                  5
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6. Total Affiliate Services (sum of 1 through 5)                              6
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             SCHEDULE D2                                CONFIDENTIAL
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
       Expenses for Services Provided BY Affiliate(s)       Mil  Thou  Hun
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1. Broker/Dealer                                                              1
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2. Investment advisory services                                               2
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3. Referral fees                                                              3
-------------------------------------------------------------------------------
4. Asset management/custodial                                                 4
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5. Data processing                                                            5
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6. All Other                                                                  6
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7. Total Affiliate Services (sum of 1 through 6)                              7
-------------------------------------------------------------------------------
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             MEMORANDA                                  CONFIDENTIAL
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                               Number of    Bil  Mil  Thou
                                                Accounts
-------------------------------------------------------------------------------
Non-Fiduciary Advisory/Management Accounts                                    1
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